UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2022

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100

Los Angeles, CA 90071

(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Michael P. Shanley

On May 18, 2022, Michael P. Shanley, the Senior Vice President, Operations of Reliance Steel & Aluminum Co. (the “Company”) notified the Company of his intended retirement from the Company, effective December 31, 2022. In advance of his retirement, Mr. Shanley will transition from his current position to the role of Special Advisor, effective July 1, 2022. As Special Advisor, Mr. Shanley will report directly to Jim Hoffman, the Company’s Chief Executive Officer, to facilitate the transition of his role as well as support other special projects. Mr. Shanley will continue to receive his current annual base salary as Special Advisor until December 31, 2022. Mr. Shanley will also continue to be eligible to receive his annual non-equity incentive plan award with a target award of 150% of his base salary in 2022.

Promotion of Stephen P. Koch to Executive Vice President and Chief Operating Officer

In addition, on May 19, 2022, the Company announced the promotion of Stephen P. Koch to the position of Executive Vice President and Chief Operating Officer, effective July 1, 2022. Mr. Koch will serve as the Company’s principal operating officer. Mr. Koch, 55, has served as Senior Vice President, Operations, of the Company since April 2010. From July 2007 until he joined the Company, Mr. Koch was President of Chapel Steel Corp., a subsidiary of the Company. Prior to that he held the positions of Executive Vice President of Chapel Steel Corp. from 2005 to June 2007, and Vice President of Chapel Steel Corp. from 1995 to 2005 and had previously served as Sales Manager of Chapel Steel Corp.

In connection with his promotion, Mr. Koch will receive an annual base salary of $687,500 and will be eligible to receive an annual non-equity incentive plan award with a target award of 150% of his base salary. Mr. Koch will also be eligible to receive annual equity compensation awards as determined by the Compensation Committee of the Company’s Board of Directors.

There are no arrangements or understandings between Mr. Koch and any other persons pursuant to which he was appointed as Executive Vice President and Chief Operating Officer. Additionally, there are no transactions involving the Company and Mr. Koch that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Koch’s promotion, the Company also announced the promotion of Michael R. Hynes to Senior Vice President, Operations, effective July 1, 2022. Mr. Hynes currently serves as President of Phoenix Corporation, a wholly-owned subsidiary of the Company with a network of 14 metal service center locations across the U.S. Mr. Hynes has 34 years of experience in the metals service center industry with the last 17 years at the Company. He has held various positions of increasing responsibility at Reliance Metalcenter Union City (an operating division of the Company) and Phoenix Corporation, where he was named President in 2019.

* * *

A copy of the press release issued by the Company making the announcements referenced above is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 18, 2022, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) via live webcast. At the Annual Meeting, 55,964,784 shares were represented in person or by proxy, or 90.34% of the total shares outstanding as of the record date for the Annual Meeting.

(b)	Stockholders voted on the matters set forth below:

(1)	Each of the nominees for election to the Company’s Board of Directors were elected to hold office until the Company’s next Annual Meeting, based upon the following votes:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Lisa L. Baldwin	51,760,370	279,280	46,364	3,878,770
Karen W. Colonias	51,698,266	342,274	45,474	3,878,770
Frank J. Dellaquila	51,990,349	49,541	46,124	3,878,770
John G. Figueroa	50,693,318	1,346,362	46,334	3,878,770
James D. Hoffman	51,752,411	288,759	44,844	3,878,770
Mark V. Kaminski	50,445,272	1,420,260	220,482	3,878,770
Karla R. Lewis	51,102,347	938,881	44,786	3,878,770
Robert A. McEvoy	51,433,894	606,121	45,999	3,878,770
David W. Seeger	51,673,275	361,503	51,236	3,878,770
Douglas W. Stotlar	51,510,681	523,881	51,452	3,878,770

(2)	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

The vote was 50,427,189 for; 1,598,190 against; and 60,635 abstentions.  There were 3,878,770 broker non-votes.

(3)	The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year was approved based upon the following votes:

The vote was 55,570,073 for; 350,568 against; and 44,143 abstentions.  There were no broker non-votes.

(4)	The stockholder proposal regarding changes to the Company’s proxy access bylaw to remove the size limit on the stockholder nominating group was not approved based upon the following votes:

The vote was 13,550,924 for; 38,448,430 against; and 86,660 abstentions.  There were 3,878,770 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 19, 2022 (included herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: May 20, 2022	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary

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